UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2014
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GENPACT LIMITED
(Exact name of registrant as specified in its charter)

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Bermuda	001-33626	98-0533350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon's Court
22 Victoria Street
Hamilton HM 12
Bermuda
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (441) 295-2244

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 2, 2014, Jagdish Khattar, a member of the Board of Directors of Genpact Limited (the “Company”), notified the Company of his decision to resign from the Board with immediate effect.  The Company expressed its appreciation for Mr. Khattar’s service to the Company and the Board, on which he has served as a director since 2007.  Mr. Khattar served as a member of the Audit Committee of the Board.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPACT LIMITED

Date: July 2, 2014	By:	/s/ Heather D. White
	Name:	Heather D. White
	Title:	Senior Vice President and Deputy General Counsel